UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	July 21, 2025

JAMES RIVER GROUP HOLDINGS, LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-36777	98-0585280
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Clarendon House, 2 Church Street, Hamilton, Pembroke HM11, Bermuda
(Address of principal executive offices)
(Zip Code)
(441) 295-1422
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)
☐    Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
☐    Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $0.0002 per share	JRVR	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 21, 2025, the Board of Directors (the “Board”) of James River Group Holdings, Ltd. (the “Company”) appointed Joel D. Cavaness as a director of the Company to fill a vacancy on the Board. Mr. Cavaness was also appointed to serve on the Compensation & Human Capital Committee of the Board.
Mr. Cavaness will be entitled to the compensation that the Company pays its other non-employee directors in the form of cash and equity. For more information on the compensation of the Company’s directors, please refer to the disclosure under the heading “Compensation of Directors” in the Company’s Amendment No. 1 to its Annual Report on Form 10-K for the fiscal year ended December 31, 2024 that was filed with the Securities and Exchange Commission on April 29, 2025, which disclosure is incorporated herein by reference.
There are no arrangements or understandings between Mr. Cavaness and any other person pursuant to which he was appointed as a director of the Company. Mr. Cavaness is not a party to any current or proposed transaction with the Company requiring disclosure under Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure.
The Company is furnishing a copy of the press release it issued on July 24, 2025 as Exhibit 99.1 to Form 8-K, which announced the appointment of Mr. Cavaness as a director of the Board described in Item 5.02 of this Form 8-K.
The information provided pursuant to this Item 7.01, including Exhibit 99.1, is “furnished” and shall not be deemed to be “filed” with the Securities and Exchange Commission or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filings.

Item 9.01	Financial Statements and Exhibits.
(d)    Exhibits
The following Exhibit is furnished as a part of this Form 8-K:

Exhibit No.	Description
99.1	Press Release dated July 24, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAMES RIVER GROUP HOLDINGS, LTD.

Dated: July 24, 2025	By: /s/ Sarah C. Doran
Sarah C. Doran
Chief Financial Officer